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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 5, 1997 and March 12, 1997 in this
Registration Statement (Form S-1 No. 333-     ) and related Prospectus of
Journal Register Company for the registration of shares of its common stock.

                                          /S/  ERNST & YOUNG LLP

MetroPark, New Jersey
March 14, 1997